EXHIBIT D


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Nathan Kornfeld, President, and Rene Paradis, Treasurer of Quadrant Fund, Inc. (the "Registrant"), each certify to the best of their knowledge that:

1. The Registrant's periodic report on Form N-CSR for the fiscal period ended July 31, 2005 (the "Form N-CSR") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the stated period.


President                                                 Treasurer


/S/ NATHAN KORNFELD                                       /S/ RENE PARADIS
Nathan Kornfeld                                           Rene Paradis

Date:  October 6, 2005                                    Date:  October 6, 2005


         This certification is being furnished to the Securities and Exchange Commission solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form N-CSR with the Commission. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.